GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Dynamic Allocation Fund

(the “Fund”)

Supplement dated October 16, 2014 to the

Prospectus and Summary Prospectus, each dated April 30, 2014 (the “Prospectuses”)

At a meeting held on October 16, 2014, the Board of Trustees of Goldman Sachs Trust authorized the Fund to invest in a wholly-owned subsidiary, through which the Fund will seek to gain exposure to the commodities markets. The wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, will be advised by Goldman Sachs Asset Management, L.P., the Fund’s investment adviser.

Effective on November 17, 2014, the Fund’s Prospectuses are revised as follows. To facilitate your review, certain sections of the Fund’s Prospectus have been supplemented and restated to incorporate information about the Fund’s investments in the wholly-owned subsidiary.

The following table replaces the “Annual Fund Operating Expenses” table under “Goldman Sachs Dynamic Allocation Fund—Summary—Fees and Expenses of the Fund” in the Prospectus and “Fees and Expenses of the Fund” in the Summary Prospectus:

	Class A	Class C	Institutional	Class IR	Class R
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	0.50%
Other Expenses	0.27%	0.27%	0.12%	0.27%	0.27%
Acquired Fund Fees and Expenses[2]	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses[3,4]	1.67%	2.42%	1.27%	1.42%	1.92%
Fee Waiver and Expense Limitation[5]	(0.31)%	(0.31)%	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[3,4]	1.36%	2.11%	0.96%	1.11%	1.61%

[2]	Acquired Fund Fees and Expenses reflect the expenses (including the management fee) borne by the Fund as the sole shareholder of the DAF Subsidiary (as defined below) and other investment companies in which the Fund invests.
[3]	The “Total Annual Fund Operating Expenses” of the Fund have been restated to reflect current fees.
[4]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[5]

The Investment Adviser has agreed to: (i) waive a portion of its management fees in order to achieve an effective net management fee rate of no higher than 0.79% as an annual percentage rate of the average daily net assets of the Fund; (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; (iii) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the DAF Subsidiary (as defined below) at an annual rate of 0.42% of the DAF Subsidiary’s average daily net assets; and (iv) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest expenses on short sales, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. The management fee waiver arrangement with respect to the DAF Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the DAF Subsidiary is in place. The management fee waiver and expense limitation arrangements will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces “Goldman Sachs Dynamic Allocation Fund—Summary—Expense Example” in the Prospectus and “Expense Example” in the Summary Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waivers with respect to the effective net management fee rate and affiliated fund fees and the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$681	$1,019	$1,380	$2,393
Class C Shares
– Assuming complete redemption at end of period	$314	$725	$1,263	$2,733
– Assuming no redemption	$214	$725	$1,263	$2,733
Institutional Shares	$98	$372	$667	$1,507
Class IR Shares	$113	$419	$747	$1,675
Class R Shares	$164	$573	$1,008	$2,218

The following is added above the second to last paragraph of “Goldman Sachs Dynamic Allocation Fund—Summary—Principal Strategy” in the Prospectus and “Principal Strategy” in the Summary Prospectus:

Investment in the Subsidiary.  The Fund may gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “DAF Subsidiary”). The DAF Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure.

The Fund may invest up to 25% of its total assets in the DAF Subsidiary. The DAF Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. The value of these commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the DAF Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the instrument. Neither the Fund nor the DAF Subsidiary invests directly in physical commodities. The DAF Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

The following risks are added under “Goldman Sachs Dynamic Allocation Fund—Summary—Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Summary Prospectus:

Subsidiary Risk.  The DAF Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act. The Fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the DAF Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the DAF Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the DAF Subsidiary to liquidate a swap position at an advantageous time or price, which may result in significant losses.

The following risks replace “Commodity Sector Risk” and “Tax Risk” under “Goldman Sachs Dynamic Allocation Fund—Summary—Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Summary Prospectus:

Commodity Sector Risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the DAF Subsidiary enters into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the DAF Subsidiary’s, and therefore the Fund’s, share value to fluctuate.

Tax Risk.  Based on tax rulings from the IRS, the Fund seeks to gain exposure to the commodity markets through investments in the DAF Subsidiary. The tax treatment of the Fund’s investments in the DAF Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Under “Investment Management Approach—Principal Investment Strategies—Dynamic Allocation Fund” in the Prospectus, the third to last paragraph is removed in its entirety and the following is added above the last paragraph:

Investment in the Subsidiary.  The Fund may gain exposure to the commodities markets by investing in the DAF Subsidiary. The DAF Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure.

The Fund may invest up to 25% of its total assets in the DAF Subsidiary. The DAF Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked swaps expose the DAF Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Neither the Fund nor the DAF Subsidiary purchases or holds physical commodities directly. The DAF Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

The following replaces footnote 8 to the “Investment Securities” table under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectus:

[8]	Each of the Absolute Return Tracker, the Commodity Strategy and the Dynamic Allocation Funds may invest up to 25% of its total assets in the shares of the ART Subsidiary, the Subsidiary, and the DAF Subsidiary (together, the “Subsidiaries”), respectively. Although it does not currently intend to do so, the Managed Futures Strategy Fund may also invest through a wholly-owned subsidiary, which would be advised by the Investment Adviser and would seek to gain commodities exposure.

The following replaces the existing rows in the “Risks of the Funds” table in the Prospectus:

✓	Principal Risk
•	Additional Risk

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Managed Futures Strategy Fund	International Real Estate Securities Fund	Real Estate Securities Fund

Subsidiary	✓	✓	✓	•

Swaps	✓	✓	✓	•

The following risks replace “Counterparty Risk,” “Leverage Risk,” “Subsidiary Risk” and “Tax Risk” under “Risks of the Funds” in the Prospectus:

¢	Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which the Absolute Return Tracker Fund (or the ART Subsidiary), Commodity Strategy Fund (or the Subsidiary), Dynamic Allocation Fund (or the DAF Subsidiary) and Managed Futures Strategy Fund enter into OTC transactions, each Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

¢	Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will segregate or earmark liquid assets or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject. The Subsidiaries will segregate or earmark liquid assets or otherwise cover transactions that may give rise to leverage risk to the same extent as the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds, respectively.

¢	Subsidiary Risk—By investing in the Subsidiaries, the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds are indirectly exposed to the risks associated with the Subsidiaries’ investments. The derivatives and other investments held by the Subsidiaries are subject to the same risks that apply to similar investments if held directly by the Funds. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objectives of the Subsidiaries will be achieved. The Subsidiaries are not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the Investment Company Act. The Funds rely on a private letter ruling from the IRS with respect to investments in the Subsidiaries. There can be no assurance that the IRS will not change its position with respect to the Subsidiaries’ investments. Furthermore, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Funds. The Managed Futures Strategy Fund will be subject to similar risks to the extent it determines to invest through a wholly-owned subsidiary.

¢	Tax Risk—The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such private letter rulings to the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds. Based on such rulings, those Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. However, the Managed Futures Strategy Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of a Fund’s investments in a wholly owned subsidiary or commodity-linked instruments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. In connection with investments in commodity index-linked structured notes, the Managed Futures Strategy Fund has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Managed Futures Strategy Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (RIC) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

The following replaces the second to last paragraph under “Service Providers—Management Fees and Other Expenses” in the Prospectus:

As discussed in its Summary section and in “Investment Management Approach,” each of the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds may gain exposure to the commodity markets by investing in wholly-owned subsidiaries. Each of the ART Subsidiary, Subsidiary and DAF Subsidiary has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment advisory and other services to each of the respective Subsidiaries. In consideration of these services, each of the Subsidiaries pays the Investment Adviser a management fee at the annual rate of 0.42% of its average daily net assets. The Investment Adviser has contractually agreed to waive the advisory fees it receives from the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds, respectively, in an amount equal to the advisory fee paid to the Investment Adviser by each Subsidiary. These waivers may not be discontinued by the Investment Adviser as long as its contract with each Subsidiary is in place. The

Subsidiaries also pay certain other expenses, including service and custody fees. The Investment Adviser has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets.

The following replaces the last paragraph under “Taxation—Other Information” in the Prospectus:

The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such private letter rulings to the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds. Based on such rulings, those Funds may continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked structured notes and/or subsidiaries. However, the Managed Futures Strategy Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of a Fund’s investments in a wholly owned subsidiary or commodity-linked instruments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. In connection with investments in commodity index-linked structured notes, the Managed Futures Strategy Fund has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Managed Futures Strategy Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (RIC) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

The following replaces in its entirety “Investments in the Subsidiary” under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Prospectus:

Investments in the Subsidiaries.  The Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds gain exposure to the commodity markets by investing in their respective Subsidiaries. The Subsidiaries invest in, among other things, commodity index-linked swaps that provide exposure to the performance of the commodity markets. The IRS issued a revenue ruling that limits the extent to which the Funds may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiaries, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Taxation” above for further information.

Although the Funds may invest in these commodity-linked derivative instruments directly, the Funds gain exposure to these derivative instruments indirectly by investing in the Subsidiaries. The Subsidiaries may also invest in fixed income instruments, which are intended to serve as margin or collateral for their derivative positions. To the extent that the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds invest in the Subsidiaries, which may hold some of the investments described in this Prospectus, the Funds will be indirectly exposed to the risks associated with those investments. The Subsidiaries are not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Funds.

With respect to their investments, the Subsidiaries are generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Funds; however, the Subsidiaries (unlike the Funds) may invest without limitation in commodity-linked swap agreements, futures and other commodity-linked securities and derivative instruments, such as swaps and futures. The Funds and Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Funds.

The following replaces the first sentence in “Commodity-linked Derivative Instruments” under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Prospectus:

In accordance with existing law or in reliance upon an IRS private letter ruling or an opinion of counsel or other applicable guidance or relief provided by the IRS or other agencies, the Absolute Return Tracker Fund (and the ART Subsidiary), Commodity Strategy Fund (and the Subsidiary), Dynamic Allocation Fund (and the DAF Subsidiary) and Managed Futures Strategy Fund may invest in commodity-linked derivative instruments such as commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

DYALLSUBSTK 10-14